Exhibit 10.3

SALE AGREEMENT

June 22, 2010

This SALE AGREEMENT is made as of June 22, 2010 (the “Sale Agreement”), by and among Nalco Receivables LLC, a Delaware limited liability company (“LLC I” and, in its capacity as seller hereunder, the “Seller”), Nalco Company, a Delaware corporation (the “Originating Seller”), and Nalco Receivables II LLC, a Delaware limited liability company (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the 2007 Purchase Agreement (as hereinafter defined).

PRELIMINARY STATEMENTS

Reference is made to that certain Amended and Restated Receivables Purchase Agreement dated as of June 22, 2007 (as amended prior to the date hereof, the “2007 Purchase Agreement”), between Nalco Company, as seller, and LLC I, as buyer, pursuant to which LLC I has heretofore purchased Receivables and Receivables Property from the Originating Seller.

The Seller desires to sell to the Buyer, and the Buyer desires to purchase, all of the Seller’s right, title and interest in the Receivables and Receivables Property sold or purportedly sold by the Originating Seller to the Seller pursuant to the 2007 Purchase Agreement (respectively, the “Receivables” and the “Receivables Property”). The Originating Seller desires to confirm to the Buyer that it retains no right, title or interest in or to the Receivables or the Receivables Property and, to the extent any right, title or interest is or is deemed to have been retained, to contribute the same to the Buyer.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Sale and Assumption.

(a) Upon the Buyer’s payment to the Seller of the “Purchase Price” (as defined in subsection (b) below), the Seller does hereby sell, transfer, assign, convey and deliver to the Buyer all of its right, title and interest in and to the Receivables and Receivables Property (the “Sale”). In connection with the Sale (i) the Seller hereby assigns and transfers to the Buyer all of its right, title and interest in (A) all Records and (B) all Collections in the Lock-Box Accounts listed on Exhibit A to the 2007 Purchase Agreement (the “Lock-Box Accounts”) and (ii) the Seller hereby assigns and transfers to the Buyer all of its right, title and interest under (A) the 2007 Purchase Agreement, including, without limitation, all of the representations, warranties, covenants and indemnities of the Originating Seller thereunder and (B) that certain Amended and Restated Parent Guaranty dated as of June 22, 2007 (as amended prior to the date hereof, the “Parent Guaranty”), made by the Nalco Holdings LLC, a Delaware limited liability company, in favor of the Seller and its assigns.

(b) As consideration for the Sale, the Buyer (i) shall pay to the Seller $117,000,000.00 (the “Purchase Price”) in immediately available funds to an account designated by the Seller and (ii) hereby assumes all of the liabilities of the Seller under the Intercompany Note dated June 22, 2007 executed by the Seller in favor of the Originating Seller (the “Intercompany Note”).

(c) The parties hereto agree that from and after the date hereof (i) capitalized terms used but not defined in the Intercompany Note shall have the meanings assigned thereto in that certain Receivables Purchase Agreement of even date herewith by and between Nalco Company, as seller, and the Buyer (the “2010 Purchase Agreement”) or, if not defined therein, in the Buyer RTA (as hereinafter defined), (ii) references in the Intercompany Note to sections of the “Purchase Agreement” shall be deemed to refer to sections of the 2010 Purchase Agreement and (iii) the Intercompany Note is and shall be the “Intercompany Note” referred to in the 2010 Purchase Agreement and is and shall be subject to the terms thereof.

(d) To the extent that the Originating Seller has or is deemed to have as of the date hereof any retained interest in the Receivables or the Receivables Property, the Originating Seller as the sole member of the Buyer does hereby contribute to the Buyer all of such right, title and interest in and to the Receivables and the Receivables Property, the amount of which contribution shall be equal to the difference between (a) the book value of the Receivables and the Receivables Property purchased by the Buyer hereunder and (b) the sum of (i) the Purchase Price and (ii) the sum of the principal and accrued and unpaid interest owed to the Originating Seller under the Intercompany Note as of the date hereof.

(e) The sale of Receivables hereunder is made without recourse to the Seller or the Originating Seller; provided, however, that (i) the Originating Seller shall be liable to the Buyer, as assignee of the Seller, to the extent provided in the 2007 Purchase Agreement, and (ii) other than with respect to the Intercompany Note, such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of the Originating Seller, the Seller or any other Person arising in connection with the Receivables or any other obligations of either the Seller or the Originating Seller.

(f) Each of the Seller and the Originating Seller authorizes the Buyer or its assigns to file financing or continuation statements and amendments thereto and assignments thereof, and amendments and assignments of existing financing statements, relating to the Receivables, Receivables Property and other assets sold or contributed pursuant hereto, without its signature.

2. Representations and Warranties.

(a) The Seller represents and warrants as follows:

(i) The Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all limited liability company power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified except to the extent that the failure to so qualify or be in good standing could not reasonably be expected to have a material adverse effect on (i) the enforceability or collectibility of the Receivables and Receivables Property, (ii) the ability of the Seller to perform its obligations hereunder or (iii) the legality, validity or enforceability of this Sale Agreement (“Material Adverse Effect”).

(ii) The execution, delivery and performance by the Seller of this Sale Agreement (i) have been duly authorized by all necessary limited liability company action, (ii) will not violate (1) the Seller’s certificate of formation or limited liability company agreement or (2) except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any governmental authority (“Law”) applicable to the Seller and (iii) do not result in or require the creation of any Adverse Claim (as defined in the Buyer RTA) upon or with respect to any of its properties. This Sale Agreement has been duly executed and delivered by the Seller.

(iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Sale Agreement, except (i) such as have been obtained or made and are in full force and effect and (ii) for such authorizations, approvals or actions the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.

(iv) This Sale Agreement, when executed and delivered by the Seller, will be the legal, valid and binding obligations of the Seller, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b) The Originating Seller represents and warrants as follows:

(i) The Originating Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Originating Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified except to the extent that the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

(ii) The execution, delivery and performance by the Originating Seller of this Sale Agreement (i) have been duly authorized by all necessary corporate action, (ii) will not violate (1) the Originating Seller’s certificate of incorporation or by-laws, (2) except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, any Law applicable to the Originating Seller or (3) except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, any provision of any material indenture, certificate of designation for preferred stock, agreement or other instrument to which the Originating Seller is a party or by which it or any of its property is or may be bound and (iii) do not result in or require the creation of any Adverse Claim (as defined in the Buyer RTA) upon or with respect to any of its properties. This Sale Agreement has been duly executed and delivered by the Originating Seller.

(iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originating Seller of this Sale Agreement, except (i) such as have been obtained or made and are in full force and effect and (ii) for such authorizations, approvals or actions the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.

(iv) This Sale Agreement, when executed and delivered by the Originating Seller, will be the legal, valid and binding obligations of the Originating Seller, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(c) The Buyer hereby represents and warrants:

(i) The Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all limited liability company power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Buyer is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified except to the extent that the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

(ii) The execution, delivery and performance by the Buyer of this Sale Agreement (i) have been duly authorized by all necessary limited liability company action and (ii) will not violate (1) the Buyer’s certificate of formation or limited liability company agreement or (2) except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, any Law applicable to the Buyer. This Sale Agreement has been duly executed and delivered by the Buyer.

(iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Buyer of this Sale Agreement, except (i) such as have been obtained or made and are in full force and effect and (ii) for such authorizations, approvals or actions the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.

(iv) This Sale Agreement, when executed and delivered by the Buyer, will be the legal, valid and binding obligations of the Buyer, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

3. Seller and Originating Seller Covenants.

(a) Lock-Box Accounts. Each of the Seller and the Originating Seller covenants to the Buyer that it shall not make any change in its instructions to Obligors regarding payments to be made in respect of the Receivables sold hereunder or payments to be made to the Lock-Box Accounts, unless the Buyer shall have received thirty (30) days’ prior written notice of such addition, termination or change and any documents reasonably requested by Buyer to protect its interest in the Receivables Property; provided, however, the Seller and the Originating Seller may instruct Obligors to direct payments in respect of the Receivables and the Receivables Property to “Lock-Box Accounts” established under the Buyer RTA without prior notice to the Buyer. In the event that, notwithstanding the foregoing provision, the a Seller shall receive any payment in respect of any Receivables or Receivables Property sold hereunder, such payment shall be received and held in trust by such Seller for the benefit of, and shall be promptly paid over to, the Buyer by remittance thereof to a Lock-Box Account. Each of the Seller and the Originating Seller agrees that it shall have no right to or interest in any such Lock-Box Account or the Collections deposited therein.

(b) Separateness. The Originating Seller agrees to comply with the covenant set forth in Section 5.01(l) of the 2007 Purchase Agreement (which covenant is incorporated herein by such reference thereto as if fully set forth herein) and the Seller Agrees to comply with the covenants set forth in Section 5.1(o) of the Receivables Transfer Agreement referred to in the 2007 Purchase Agreement (which covenants are incorporated herein by such reference thereto as if fully set forth herein) until the later of (x) the date that ninety-one (91) days after the date hereof and (y) the date on which each of the Receivables sold hereunder has been paid in full or has become a Defaulted Receivable (as defined in the Buyer RTA).

4. Miscellaneous.

(a) GOVERNING LAW. THIS SALE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

(b) Headings. The headings of the various Sections of this Sale Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Sale Agreement.

(c) Severability. If any one or more of the covenants, agreements, provisions or terms of this Sale Agreement shall be held invalid in a jurisdiction for any reason whatsoever, then, in such jurisdiction, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Sale Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Sale Agreement.

(d) Counterparts; Facsimile Signature. This Sale Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Sale Agreement and the facsimile or other electronic signature of any such party shall be deemed an original and fully binding on said party.

(e) Successor and Assigns. This Sale Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(f) Intention of the Parties. It is the intention of the parties hereto that the sale of the Receivables and Receivables Property hereunder shall be treated as a purchase by the Buyer and a sale by each Seller of such Receivables and Receivables Property, which sale is absolute and irrevocable and provides the Buyer with the full benefits of ownership of the Receivables. If, notwithstanding the intention of the parties expressed in the foregoing sentence, the conveyance by either the Seller or the Originating Seller to the Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or contribution, as applicable, this Sale Agreement shall constitute a security agreement under applicable law. For this purpose, each of the Seller and the Originating Seller hereby grants to the Buyer a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in, to and under all of the Receivables and Receivables Property, which security interest shall secure all obligations of the Seller hereunder, including, in the event the conveyances are characterized as a secured loan, the repayment of a loan in the amount of the Purchase Price.

5. Acknowledgement and Reaffirmation. Nalco Holdings LLC (the “Parent Guarantor”) acknowledges that pursuant to the Parent Guaranty the Parent Guarantor provided a guaranty to the Seller of certain obligations of the Originating Seller under the 2007 Purchase Agreement and the Parent Guarantor understands that the Seller’s right, title and interest under the Parent Guaranty are being assigned to the Buyer hereunder. The Parent Guarantor consents to such assignment and agrees that the Parent Guaranty shall continue in effect with respect to the obligations of the Originating Seller under the 2007 Purchase Agreement without any further action of the parties or modification of the Parent Guaranty.

6. Third Party Beneficiary. Each of the Seller and the Originating Seller hereby acknowledges that the Buyer has assigned all of its rights, remedies and powers hereunder to the “Administrative Agent” under that certain Receivables Transfer Agreement of even date herewith among the Buyer, as “Transferor”, the Originating Seller, as “Collection Agent”, Credit Agricole Corporate and Investment Bank, New York (Credit Agricole CIB, New York), as “Administrative Agent” and the several “Transferees” and “Funding Agents” parties thereto from time to time (as amended, restated or otherwise modified from time to time, the “Buyer RTA”). The Seller and the Originating Seller agree that the Administrative Agent, for the benefit of the Transferees under the Buyer RTA shall, subject to the terms of the Buyer RTA, be a third-party beneficiary of this Sale Agreement with the right to enforce this Sale Agreement and to exercise directly all of the Buyer’s rights and remedies under this Sale Agreement and each Seller agrees to cooperate fully with the Administrative Agent in the exercise of such rights and remedies.

7. Novation of Intercompany Note. In consideration of the assumption of the Intercompany Note by the Buyer pursuant to the terms hereof, the Originating Seller does hereby release LLC I from all of its obligations thereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered as of the date first above written.

NALCO RECEIVABLES LLC, as the Seller

By:	/s/ Michael P. Murphy
Name:	Michael P. Murphy
Title:	Secretary

NALCO COMPANY, as the Originating Seller

By:	/s/ Michael P. Murphy
Name:	Michael P. Murphy
Title:	Assistant Corporate Secretary

NALCO RECEIVABLES II LLC, as Buyer

By:	/s/ Michael P. Murphy
Name:	Michael P. Murphy
Title:	Secretary

Acknowledged and agreed with respect to Section 5 as of the date first above written:

NALCO HOLDINGS LLC, as Parent Guarantor

By:	/s/ Michael P. Murphy
Name:	Michael P. Murphy
Title:	Assistant Secretary